NET TRADING GAIN/LOSS	12 Months Ended
Dec. 31, 2017
Net Trading Profit Loss [Abstract]
NET TRADING (LOSS)

NOTE 27: NET TRADING GAIN/LOSS

In addition to the net unrealized gains on trading assets (see Note 9) the gains on derivative instruments (see Note 10), the losses on deposits for which the Group has elected the fair value option, remaining Net Trading gains are mainly attributed to foreign exchange gains recorded on euro denominated deposits from Finance dollar and Finance Sterling entities (EUR 35 million gains for the year ended December 31, 2017), which are translated into entities functional currencies (i.e., USD and GBP). On translation of these entities’ assets into Euro upon consolidation, an equal loss is recognized in OCI.